February 1, 2011 Le Parker Meridien, New York H.B. Fuller Analyst and Investor Day July 14, 2011 Exhibit 99.2

Today’s Agenda
1. Growth Strategy
2
3. Europe Transformation
Steve Kenny
Sr. VP, EIMEA
4. Financial Targets
Jim Giertz
Sr. VP & CFO
Barry Snyder
VP & CTO
Traci Jensen
VP, North America
Adhesives
Kevin Gilligan
VP, Asia Pacific
2. Innovation and Market Opportunities
Jim Owens
President & CEO

Safe Harbor & Regulation G
Safe Harbor Statement
Certain matters discussed today may include 'forward looking statements' as that term is defined under the
Private Securities Litigation Reform Act of 1995. Since such statements reflect our current expectations, actual results may differ as they are subject to the kinds of risks that are enumerated in the Company’s
Securities and Exchange Commission (SEC) filings.
The Company disclaims any obligation to subsequently revise any forward-looking statements to reflect actual events or circumstances after the date of such statements.
Regulation G
During today’s meeting, we will be discussing certain non-GAAP financial measures, specifically, operating income, earnings before interest, taxes, and depreciation and amortization expense (EBITDA), and return on invested capital(ROIC). Operating income is defined as gross profit less SG&A expense; EBITDA is defined as gross profit less SG&A expense, plus depreciation and amortization; adjusted financials are defined according to the earnings release issued; and ROIC is defined as Operating Income less Taxes Plus Equity
Earnings divided by Debt plus Equity. Management believes that a discussion of these measures is useful to investors because it assists in understanding the operating performance of the Company and its operating segments and in understanding the comparability of results. The non-GAAP information discussed may not be consistent with the methodologies used by other companies. All non-GAAP information is reconciled with reported GAAP results on the last pages of this presentation.
Additional Information
For more information, please refer to our 10-Q filings of March 28, 2011, June 24, 2011, and annual report for the year ended November 27, 2010, on form 10K, filed with the Securities and Exchange Commission; all of which are available on our website at www.hbfuller.com under the “Investor Relations” section.
3

Our Transformation Continues
4
•2006 –
2007:
New pricing tools
developed
Cost structure
addressed
Margins improved
• 2008 – 2009:
New talent acquired
Organize for growth
Manage through
recession
Where We Were
2006 - 2009
Where We Are
2010 - 2011
• 2010:
Top line up 10%
EPS + 9%
2011:
Revenue growth of
13-15%
Operating income up
25%
EPS moves from $1.60
to $1.85-$1.95
Controlled investment
continues
Profitability improved
• Focus Areas:
Revenue and profit
growth
Innovation delivery
Continued investment
for growth
Cash deployment
Metrics Defined;
Organic Growth 5-8%
EBITDA – 14-16%
EPS Growth – 15%
ROIC – 15%
Note:  (1) Income from continuing operations before cumulative effect of accounting change per diluted share.
(2) EBITDA is a non-GAAP financial measure defined as gross profit less SG&A expense plus depreciation expense plus amortization expense.
(3) Return on Invested Capital(ROIC) is defined as gross profit less SG&A expense less (1-tax rate) plus equity earnings divided by Debt plus Equity. Please refer to the
Company’s Form 10-K statements for more detailed information.
Where We Are Going
2012 – 2015

Stock Price Appreciation
Increase revenue from $1.4 billion to $2.0 billion
Improve EBITDA margin from 10.9% to 15%
5
Year Revenue
EBITDA
Margin
EBITDA $
EBITDA
Multiple
Stock Price
EPS
2010
$1.4
Billion
10.9%
$148 M 7X EBITDA
$18-$24
$1.60 EPS 13X EPS
2015
$2.0
Billion
15%
$300 M 7 -
9X EBITDA
$44-$52
$3.60 EPS 12-18X EPS $43-$65

Growth
Organic growth of 5-8% per year
Gain share in targeted market segments
Invest in and leverage market and sales expertise
Expand geographically in Asia/Middle East/Latin America
Commercialize innovative solutions
EBITDA  Margin Improvement
Move from 10.9% to 15% EBITDA margin
Execute EIMEA transformation
Accelerate growth and leverage infrastructure in Asia Pacific and
Latin America
6
Execution of these two priorities doubles EBITDA from
$148 million in 2010 to $300 million in 2015.
Strategic Priorities

$40 Billion global market
80  different  market
segments
H.B. Fuller operates in
22 Segments
Market growth rates vary
from 1% to 9%
Some sub-segments/
applications have much
higher rates of growth
Global Adhesive Market Summary
7

Targeted Growth:
Key Markets –
8
HYGIENE
Baby diapers, Feminine products,
Adult incontinence
PACKAGING
Consumer Packaging, Labeling,
Flexible Packaging, Packaging Integrity
DURABLE ASSEMBLY
Water Filters, Panel Assembly,
Engineered Textiles, Insulating Glass

Attractive Market
Market growth accelerating and above global GDP
Changing product design drives changes in adhesives
Stretch materials
Thinner products
Customized products for low-cost market segments
Limited competition capable of delivering product, innovation and technical support
H.B. Fuller’s Strength
Global alliances with leading multinationals
Innovator with broadest platform of adhesive
technology
A leader in polyolefin adhesive technology
Regional expertise supporting regional and local
manufacturers
9
Hygiene
Opportunity

10
Hygiene
Capturing the Opportunity
China facility
Further investments planned
“Be where the babies are”
Egypt acquisition
India plant
Product and supply chain innovation
Unparalleled support through recent supply shortages
Formulating flexibility unmatched in industry
Leverage global raw material supply
Win through innovation on “Big Opportunities”
Work with multi-nationals as platforms and products evolve
Align with raw material providers to develop solutions
Support start-ups in emerging economies
Help customers drive speed and output of their
production lines

11
Attractive Market
Market growth above global GDP as consumers move to packaged goods
Changing market demands drive changes in adhesives
Sustainable packages
Reduced packaging
Attractive package design
Move toward global, technically superior solutions
H.B. Fuller’s Strength
End-of-line packaging
Technology leader, superior service provider, unparalleled global/local coordination
Adalis reinforcement products offer improved performance with less material
Reduced packaging amount (sustainability) and cost
Market penetration opportunities in labeling and flexible packaging
H.B. Fuller has technology and Infrastructure
Packaging
Opportunity

Specialized solution through innovation
Liquamelt
®
adhesive system
Advantra Encore™ adhesive
Flextra Quiet™ adhesive
EZ open tape
Global leverage
Global account management
Innovation launches
OEM relationships
Raw material supply
Supply chain
Service model with local expertise
Delivering productivity improvements on our
customers’ packaging lines
12
Packaging
Capturing the Opportunity

Attractive Market
Requires high performing, highly specified adhesives
Changing product design drives changes in adhesives
Lighter weight, more complex composite materials
Sustainability trends
Environmental trends
Strong R&D combined with technical know-how and segment expertise
H.B. Fuller’s Strength
World leader in reactive hot melt technology
Offers strong adhesive performance at high
production speeds
Market segment expertise
Water filters, insulated glass, structural panels,
door/floor productivity
Broad palette of technological solutions
13
Durable Goods Assembly
Opportunity

14
Leverage reactive hot melt technology capability
Strong patent portfolio
Only manufacturer producing on three continents
Formulating expertise
Identify market trends and specify new innovations
Water filter advances
North America residential glazing
New regulations leading to changes in window design
Panel/Door trends
Higher throughput on automated lines
Reduced use of solvented adhesives
Select projects in high growth markets
Electronics
Solar
Durable Goods Assembly
Capturing the Opportunity

15
2010
Revenue
Target
2015
Revenue
HBF
CAGR
2010
Market Size
Value Proposition
Hygiene $250 $420 10-12% $1,100
Partner with growing
market leaders to
enable innovation
Packaging $290 $490 10-12% $2,500
Local service through
global infrastructure
Durable
Assembly
$300 $500 10-12% $2,000
Specified adhesives
for high performing
applications
Construction
Materials and
Other Adhesives
$516 $590 2-3%
$1,356 $2,000 8%
H.B. Fuller’s Growth Plan
•
$40 Billion Market
•
Targeted focus on attractive
market segments that leverage
H.B. Fuller’s strengths
*All amounts in $ millions, except percentages
(1) HBF targeted market, excluding Japan
1

16
2010
EBITDA%
2015
EBITDA%
2010
EBITDA
2015
EBITDA
Margin Improvement Actions
North America
17% 17%
$95 $128
Maintain strong margin in
North America Adhesives
Europe, India,
Middle East, Africa
7% 14%
$28 $92
Detailed  transformation
initiative
Asia Pacific
6% 14%
$9 $42 Grow into cost structure
Latin America
7% 12%
$16 $38
Improve GM% in LA
Adhesives and manage cost
structure in Central America
Paints
H.B. Fuller
1
10.9% 15%
$148 $300
EBITDA Margin Improvement
*All amounts in $ millions, except percentages
(1) 2010 results adjusted for PS exit

17
EBITDA Margin Improvement
2010
EBITDA%
2015 EBITDA%
2010
EBITDA
2015
EBITDA
Margin Improvement Actions
North America
17% 17%
$95 $128
Maintain strong margin in
North America Adhesives
Europe, India,
Middle East, Africa
7% 14%
$28 $92
Detailed  transformation
initiative
Asia Pacific
6% 14%
$9 $42 Grow into cost structure
Latin America
7% 12%
$16 $38
Improve GM% in LA
Adhesives and manage cost
structure in Central America
Paints
H.B. Fuller
1
10.9% 15%
$148 $300
*All amounts in $ millions, except percentages
(1) 2010 results adjusted for PS exit
North America
Strong brands
Strong products
Strong team

18
EBITDA Margin Improvement
2010
EBITDA%
2015
EBITDA%
2010
EBITDA
2015
EBITDA
Margin Improvement Actions
North America
17% 17%
$95 $128
Maintain strong margin in
North America Adhesives
Europe, India,
Middle East, Africa
7% 14%
$28 $92
Detailed  transformation
initiative
Asia Pacific
6% 14%
$9 $42 Grow into cost structure
Latin America
7% 12%
$16 $38
Improve GM% in LA
Adhesives and manage cost
structure in Central America
Paints
H.B. Fuller
1
10.9% 15%
$148 $300
*All amounts in $ millions, except percentages
(1) 2010 results adjusted for PS exit
EIMEA
Multi-year multi-step profit improvement initiative
Drive complexity from the business
Capital expenditures and other investments for
productivity
Extend growth momentum

19
EBITDA Margin Improvement
2010
EBITDA%
2015
EBITDA%
2010
EBITDA
2015
EBITDA
Margin Improvement Actions
North America
17% 17%
$95 $128
Maintain strong margin in
North America Adhesives
Europe, India,
Middle East, Africa
7% 14%
$28 $92
Detailed  transformation
initiative
Asia Pacific
6% 14%
$9 $42 Grow into cost structure
Latin America
7% 12%
$16 $38
Improve GM% in LA
Adhesives and manage cost
structure in Central America
Paints
H.B. Fuller
1
10.9% 15%
$148 $300
*All amounts in $ millions, except percentages
(1) 2010 results adjusted for PS exit
Asia Pacific
Leverage investments in technical center, ex-pats,
Malaysia acquisition and Nanjing plant
Grow into cost structure
Reduce SG&A by 500 basis points
Continued investment in local customer facing resources

20
EBITDA Margin Improvement
2010
EBITDA%
2015
EBITDA%
2010
EBITDA
2015
EBITDA
Margin Improvement Actions
North America
17% 17%
$95 $128
Maintain strong margin in
North America Adhesives
Europe, India,
Middle East, Africa
7% 14%
$28 $92
Detailed  transformation
initiative
Asia Pacific
6% 14%
$9 $42 Grow into cost structure
Latin America
7% 12%
$16 $38
Improve GM% in LA
Adhesives and manage cost
structure in Central America
Paints
H.B. Fuller
1
10.9% 15%
$148 $300
*All amounts in $ millions, except percentages
(1) 2010 results adjusted for PS exit
Latin America
Improve gross margin in Latin America Adhesives by
300 basis points
Reduce operating expenses in Central America Paints
by 300 basis points
Grow in Brazil and Mexico

21
2010
EBITDA%
2015
EBITDA%
2010
EBITDA
2015
EBITDA
Margin Improvement Actions
North America
17% 17%
$95 $128
Maintain strong margin in
North America Adhesives
Europe, India,
Middle East, Africa
7% 14%
$28 $92
Detailed  transformation
initiative
Asia Pacific
6% 14%
$9 $42 Grow into cost structure
Latin America
7% 12%
$16 $38
Improve GM% in LA
Adhesives and manage cost
structure in Central America
Paints
H.B. Fuller
1
10.9% 15%
$148 $300
EBITDA Margin Improvement
*All amounts in $ millions, except percentages
(1) 2010 results adjusted for PS exit

Growth
Organic growth of 5-8% per year
Gain share in targeted market segments
Invest in and leverage market and sales expertise
Expand geographically in Asia/Middle East/Latin America
Commercialize innovative solutions
EBITDA  Margin Improvement
Move from 10.9% to 15% EBITDA margin
Execute EIMEA transformation
Accelerate growth and leverage infrastructure in Asia Pacific and
Latin America
22
Execution of these two priorities doubles EBITDA from
$148 million in 2010 to $300 million in 2015.
Strategic Priorities

Strong, Experienced Leadership 23

What’s Different? Opportunity clearly identified Solid plan developed Execution capability 24

February 1, 2011 QUESTIONS AND DISCUSSION July 14, 2011

Innovation at H.B. Fuller July 14, 2011

Barry Snyder Vice President and Chief Technology Officer Traci Jensen Vice President, North America Adhesives 2 Kevin Gilligan Vice President, Asia Pacific

Innovation at H.B. Fuller Innovation at H.B. Fuller is about leveraging our expertise and market knowledge to commercialize value-added adhesives solutions for our customers. 3

Targeted Growth:
Key Markets –
4
HYGIENE
Baby diapers, Feminine products,
Adult incontinence
PACKAGING
Consumer Packaging, Labeling,
Flexible Packaging, Packaging Integrity
DURABLE ASSEMBLY
Water Filters, Panel Assembly,
Engineered Textiles, Insulating Glass

5 PACKAGING Consumer Packaging, Labeling, Flexible Packaging, Packaging Integrity DURABLE ASSEMBLY Water Filters, Panel Assembly, Engineered Textiles, Insulating Glass

6 PACKAGING Consumer Packaging, Labeling, Flexible Packaging, Packaging Integrity DURABLE ASSEMBLY Water Filters, Panel Assembly, Engineered Textiles, Insulating Glass

Hot Melt Adhesive Innovation 7 Simplicity Reduce adhesive complexity Security Bond under wide range of conditions Savings Reduce adhesive consumption and inventory

Advantra Encore Adhesive Simplicity Two years in the making Breakthrough polymer technology Reduced reliance on scarce raw materials 8 Security Savings TM

9 HYGIENE Baby diapers, Feminine products, Adult incontinence PACKAGING Consumer Packaging, Labeling, Flexible Packaging, Packaging Integrity Engineered Textiles, Insulated Glass

10 Cool on Delivery – Hot on Demand Lower Production costs Addresses Sustainability

Solving Customers’ Problems 11 Clean vs. Charred Nozzle (not Liquamelt® equipment) Charred Hose

12 Cool on Delivery – Hot on Demand Lower Production costs Addresses Sustainability

Customer-focused Innovation
“Liquamelt
®
has great potential for
becoming the next step-change in
improving  performance and optimizing
cost above and beyond the performance
of  the current packaging adhesives and
existing dispensing equipment.”
13

14 PACKAGING Consumer Packaging, Labeling, Flexible Packaging, Packaging Integrity DURABLE ASSEMBLY Water Filters, Panel Assembly, Engineered Textiles, Insulated Glass

The first compostable flexible
package
Drive for environmentally
friendly packaging
Materials usage reduction
Sustainable materials
Industry Changes Demand Innovation
15
•
2009 :  Sun Chips package
introduced
•
Noisy package challenge
•
Many attempts to reduce noise
Polylactic acid films introduced
2003
Plant derived

Adhesives Do More Than Bond Flextra Quiet • The Adhesive Shock Absorber • Bonds and reduces noise • Commercialized February 2011 16 TM Film Film Adhesive

17 DURABLE ASSEMBLY Water Filters, Panel Assembly, Engineered Textiles, Insulating Glass

Insulating Glass (IG) – What is It?
What Is IG?
An insulating panel that provides
a vision space
Used in windows, doors, and
skylights
Elements
1. Float Glass
2. Desiccant
3. Perimeter Seal
4. Barrier Seal
5. Spacer
18

Insulating Glass
19
Energy conservation leading to greater use of insulating glass
Developing world in particular accessing trend
China’s latest 5 year plan
Stronger regulation in developed world supporting differing
approaches to insulating glass assembly
In US, DOE upgraded Energy Star rating
in 2010
In Europe, EU 20-20-20 plan –
energy reduction of 20 percent by 2020

Insulating Glass – H.B. Fuller Solutions
H.B. Fuller is recognized for enabling more productive and higher thermally efficient IG production
Examples of solutions provided by HBF
Reactive hot melt sealant – Breakthrough performance capability compared to traditional sealants
Intercept technology – Sealant and desiccating matrix system enabled leading process to make residential IG in NA, increased productivity by
100%, warm edge solution
Super Spacer – Supported most thermally efficient means of constructing IG
Recent development – Collaboration with industry partners to develop a new, structurally sound, lower cost, warm edge spacer system
20
When solutions are required, industry partners come to H.B. Fuller

21 DURABLE ASSEMBLY Water Filters, Panel Assembly, Engineered Textiles, Insulating Glass

Markets Desalinization/ Municipality Industrial/ Energy Residential Medical Liquid Separation Market Overview 22

Water Filter Adhesive Application Filter bundle (capillaries) Filter housing Potting adhesive location

Customer Issues Productivity Faster processing Flexibility for use with multiple filters and process lines Performance Higher heat and chemical resistance Adhesion to new membrane media 24

Liquid Separation Illustration
Situation
Large desalination filter manufacturer in Asia
Looking to increase capacity and improve quality
H.B. Fuller solution
Productivity – Cycle time improvement increasing capacity by 25%
Industry credibility – NSF certification
Speed
Collaboration – Asia Pacific application engineers working closely with chemists in Shanghai and Saint Paul
25

26 HYGIENE Baby diapers, Feminine products, Adult incontinence

Hygiene Market Overview
449 billion units in 2010
Baby Diapers
Feminine Care
Adult Incontinence
Baby Diaper Usage
Developed economies
56 billion diapers per year
Developing economies
Current 65 billion diapers
Potential 535 billion
27

Diaper Usage Worldwide 28 2,000 diapers per year in developed economies Babies outside developed economies use less than one diaper per day

3
4
6
7
8
9
10
Deconstruction of a Diaper
Core
(incl. SAP)
“Cotton
Ball”
Fluff pulp
material
Outside
film
“Beads” are
suspended
within
material
10 adhesive applications per diaper
Core stabilization drives thinner finished product
Core
stabilization
adhesive

Thin Leads to Sustainability Reduction of Carbon Footprint 30

Targeted Growth:
Key Markets –
31
PACKAGING
Consumer Packaging, Labeling,
Flexible Packaging, Packaging Integrity
HYGIENE
Baby diapers, Feminine products,
Adult incontinence
DURABLE ASSEMBLY
Water Filters, Panel Assembly,
Engineered Textiles, Insulating Glass

February 1, 2011 QUESTIONS AND DISCUSSION July 14, 2011

February 1, 2011 Europe, India, Middle East and Africa July 14, 2011

EIMEA 2 Steve Kenny Senior Vice President, EIMEA

We have a problem in EIMEA . . . .
Our foundation is strong
We participate in the right market segments
We don’t have “non core” businesses
We are a pure play in industrial adhesives, aligned with corporate strategy
But . . . .We have some portfolio gaps
Strong in north Europe, weaker in the south
Catching up in emerging markets
Need to accelerate growth in core packaging segment
But our biggest gap is profitability
We are underperforming relative to internal and external benchmarks

We’ve already taken some actions
Changes since 2008 include:
Re-focused our strategy toward value and innovation
New leadership team
New organization structure with market focus
Strengthened the commercial team
Organic growth momentum re-established
Exited non-strategic business lines
Invested in emerging markets
But we have much more to do . . . . .

Delivering our transformation
Goals:
Achieve minimum Corporate profitability target of 14% EBITDA margin
Create sustainable and scalable platform
Strengthen emerging market position and accelerate growth in key market segments
Approach:  Over the next 2 ½ years, undertake comprehensive
overhaul of every core process in the region to achieve scale and efficiency
Everything is on the table:
Procurement (What we buy)
Product lineup (What we make)
Production network (Where and how we make it)
Commercial strategy (Who we sell to and how we sell)

First, a little more background
on our business
Look at our business relative to our more successful sister organization in
North America
Some common characteristics:
Pursue the same strategy of selling value solutions to customers
Identical focus on strategic market segments of hygiene, packaging and durable assembly
Sell the same products
Primary differences include:
Long term growth potential of EIMEA higher due to emerging markets
EIMEA region more diverse and complex
Profit !!

0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
2003 2004 2005 2006 2007 2008 2009 2010 2011 OL
EIMEA EBITDA % NAA EBITDA %
EBITDA margin progression
7
Price increases and
strict cost control
Recession and lack of action
on costs / Weaker pricing
relative to NAA
Raw material spikes and
SG&A investment

In short . . . ..
We do all the same things as North America adhesives business at a slightly higher cost and with a suboptimal result
Costs more to buy,
Costs more to make,
Costs more to distribute,
Costs more to sell,
Costs more to administer.
Common theme in EIMEA business structure is
complexity
Complexity interfered with our ability to respond to raw material inflation spikes and global recession
Complexity hindered quick implementation of new strategy

So, the FIX
. . . . .
Avoid superficial improvements in favor of sustainable and
scalable change
Our approach will have three key areas of focus :
9
How and what we buy
How we make and deliver product
How we go to market

How and what we buy
Primary focus today is on raw materials and packaging
Excessive complexity hindering purchasing leverage
30% of materials purchased deliver >80% of our profitability
Streamline for leverage…..clean up our formulations & SKUs
Develop larger scale platform products
Alternate solutions for our small item tail

-20%
-40%

How we make and deliver product
Less than 20% of the formulations account for over 90% of our margin
Excessive complexity
Reduced labor and capital efficiency due to frequent changeovers
Sub-optimal process cycles
Poor service levels
Higher freight and logistics costs

How we go to market
Primary sales channel is direct
80% of margin generated by less than 20% of customers
“Standard” offer  is effectively full service
Differentially deploy  where value is reflected in pricing
Opportunities to enhance service experienced by customers
leveraging alternate channels
Distributor partners
Tele-servicing

Our financial commitments

*  All amounts in € millions, except percentages
(1)  Adjusted for PS exit
(2)  2011 outlook as base year
Actual
1
Estimate Target
2010 2011 2014 CAGR
2
Net Revenue 301 350 425 7%
EBIT 12 23 48 28%
Depreciation & Amortization 7 7 11
EBITDA 19 30 59 25%
EBIT Margin 4% 7% 11%
EBITDA Margin 6% 9% 14%

EBITDA bridge to 2014 14 2010 EBITDA is adjusted for PS exit 19 59 8 11 10 11 - 10 20 30 40 50 60 70

Investments to achieve goals
Cash investment over next 2 ½ years of about €50 million
Capital expenditures and other investments to increase
productivity
Project staffing and support costs
All process work complete by end of 2013
Fiscal year 2014 should be “clean” – new organization and
cost structure in place and generating profitable growth at
target levels

Impact of proposed changes
Impact of successful implementation of this transformation proposal is significant
Cash investment of approximately €50 million returns incremental pre-tax cash flow of €30 million
Profit improvement in EIMEA region is primary initiative to increase corporate consolidated profit profile
Even at relatively conservative EBITDA multiples, transformation proposal could generate more than $200 million of incremental market capitalization for HB Fuller
Other positive factors:
Plan is funded with excess foreign cash that is currently idle
Incremental profit in Europe has relatively low tax rate

Just a few words about growth . . .
We have a couple of significant growth opportunities
Accelerating our business in the important emerging markets: The
Middle East , Turkey and India
Capturing our fair share of the packaging market opportunity across the entire region

Emerging market opportunity
Growth and demographics of emerging markets drive opportunity
The babies are in the emerging markets
Income growth drives sales of consumer goods such as diapers and beverages
We are well positioned in Middle East and North Africa with our facility and organization in Egypt
We have a strong position in Turkey
Recently strengthened with integration of commercial team and enhanced logistics support network
Greenfield production facility in India ready by end of fiscal year

Packaging opportunity
We are relatively under-represented in our core market segment of packaging
Specific opportunities for EIMEA region include:
Leverage the market  trend toward flexible packaging
Use proprietary technology to solve problems for bottle labeling
Leverage global expertise and experience in all packaging segments

Next steps . . .. .
We have built preliminary, detailed proposals for the various process improvement initiatives of the transformation
Need to consult with all key constituencies in the region
Several key project initiatives can be pursued now with immediate positive impact
We will report each quarter on our progress toward our commitments until our work is complete

Summary and Recap
Transformation agenda is comprehensive
Will touch all core processes – How and what we buy, how we make and deliver product, how we go to market
Focus on sustainable and scalable platform for the future
Requires significant investment of cash and human resources but the benefit to the region and global organization is significant
Commitment to 14% EBITDA margin for 2014 fiscal year
At the same time, will continue growth momentum in key market segments and strategic geographies
We will report on our progress every quarter as we complete our work
21

QUESTIONS AND DISCUSSION

February 1, 2011 Finance Review July 14, 2011

Finance Review 2 Senior Vice President and Chief Financial Officer Jim Giertz

Revised Financial Targets 3 Old Targets New* Targets ROIC *Base year is 2010

Our Target Income Statement for 2015 2010 2015 CAGR Net Revenue 1,356 2,000 8% EBIT 106.9 245 18% Margin % 8% 12% EBITDA 148.1 300 15% Margin % 11% 15% EPS $1.60 $3.60 18% 4

Revenue Growth 5-8% per annum 5

Revenue Bridge 6 1,356 2,000 2,051 195 135 155 160 50 100 1,000 1,200 1,400 1,600 1,800 2,000 2,200

0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
EBITDA % 2011 Range EBITDA Progression
EBITDA Margin History and Targets
15% by 2015
7
15%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
EBITDA % 2011 Range EBITDA Progression

EBITDA Margin Bridge 8 10.9% 15.0% 240 bps 50 bps 120 bps 0 bps 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0%

EBITDA Progression
15% CAGR to 2015
9
218
300
-
50
100
150
200
250
300
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
EBITDA 2011 EBITDA Guidance Range EBITDA Growth EBITDA Margin Expansion

ROIC: New Metric Introduced 10

14.0% 5.0% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 ROIC ROIC Estimate Cash Deployment ROIC History and Target 11

ROIC Improvement Bridge 12 9.6% 14.0% 3.3% 0.5% 0.4% 0.2% 5.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0%

Cash Deployment
CapEx –
2.5% of net revenue plus
$70M for the EIMEA
transformation
Share Repurchase –
Base program to offset
dilution from equity
compensation
Dividends –
20-25% of net income
13
*During the 2009 Fiscal year, HBF contributed $135M to pension plans, primarily in the United States

Dividend Target 20% to 25% of Net Income 14 29.5 0.1 1 10 100 Annual Dividends (cents per share)

M&A Strategy
Strong position to evaluate opportunities
Confidence in existing business
Avoid “target reaching” deals
Enhance sound organic growth strategy
Past strategic actions
Geographic
Egymelt (Egypt)
Revertex Finewaters (Malaysia)
Organic
China (Reactive hot melt facility)
India (Construction underway)
Technology
Nordic
15
Revertex Finewaters, Malaysia
Reactive Facility, Nanjing China
Liquamelt Adhesive System

Current 2011 Guidance 16 Additional Pricing Additional Pricing

FY 2011 Guidance
17
*All amounts in $ millions, except per share data
1H 2011
Net Revenue 733        799        826        1,532     1,560
EBIT 56          77          85          134        141
EBITDA 76          97          105        174        181
EPS 0.78 $    1.07 $    1.17 $    1.85 $    1.95 $
2H 2011 Range FY 2011 Range

HB Fuller Historical Perspective 18 600 800 1,000 1,200 1,400 1,600 1,800 2,000 50 100 150 200 250 300 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 EBITDA Net Revenue

Step Change Solid Foundation in Place Plans to Execute Fundamentally different HB Fuller Long-Term Commitments 19

QUESTIONS AND DISCUSSION

Regulation G - ROIC

ROIC Calculation
$ Millions except percentages
2003 2004 2005 2006 2007 2008 2009 2010
Net Revenue 1,287,331 1,409,606 1,512,193 1,472,391 1,400,258 1,391,554 1,234,659 1,356,161
Less: Cost of Goods Sold 935,135 1,036,961 1,113,142 1,052,508 981,555 1,027,099 863,358 957,149
Gross Profit 352,196 372,645 399,051 419,883 418,703 364,455 371,301 399,012
Less: SG&A Expense 284,242 304,444 311,711 304,458 275,893 254,898 264,141 292,084
Operating Income 67,954 68,201 87,340 115,425 142,810 109,557 107,160 106,928
Operating Income 67,954 68,201 87,340 115,425 142,810 109,557 107,160 106,928
Effective Tax Rate 28.2% 30.5% 30.3% 23.7% 27.5% 28.1% 32.0% 28.9%
Less: Income taxes on Operating Income at Effective Rate 19,135 20,776 26,488 27,326 39,344 30,786 34,338 30,849
Net Operating Profit After Tax 48,819 47,425 60,852 88,099 103,466 78,771 72,822 76,079
Plus: Income from Equity Method Investments 2,105 1,819 3,265 5,989 1,923 2,829 5,794 8,008
Total Return 50,924 49,244 64,117 94,088 105,389 81,600 78,616 84,087
Long Term Debt 161,047 138,149 112,001 224,000 137,000 204,000 162,713 200,978
Plus: Notes Payable and current Installments of Long-Term Debt 12,876 36,235 34,837 34,746 35,608 36,134 51,315 49,743
Plus: Total Stockholder's Equity 509,338 553,059 584,443 777,792 798,993 535,611 591,354 631,934
Total Invested Capital 683,261 727,443 731,281 1,036,538 971,601 775,745 805,382 882,655
Total Return 50,924 49,244 64,117 94,088 105,389 81,600 78,616 84,087
Divided by: Total Invested Capital 683,261 727,443 731,281 1,036,538 971,601 775,745 805,382 882,655
Return on Invested Capital (ROIC) 7.5% 6.8% 8.8% 9.1% 10.8% 10.5% 9.8% 9.5%

Regulation G - EBITDA

$ Thousands
2003 2004 2005 2006 2007 2008 2009 2010
Net Revenue: 1,287,331 1,409,606    1,512,193    1,472,391    1,400,258 1,391,554    1,234,659 1,356,161
Cost of Goods Sold: (935,135)    (1,036,961) (1,113,142) (1,052,508) (981,555)    (1,027,099) (863,358)    (957,149)
Selling, General, and Administrative Expenses: (284,242)    (304,444)      (311,711)      (304,458)      (275,893)    (254,898)      (264,141)    (292,084)
Operating Income : 67,954        68,201         87,340         115,425       142,810      109,557       107,160      106,928
Depreciation Expense: 51,697        53,437         52,712         39,460         36,349        34,369         34,710        30,360
Amortization Expense: 2,439          2,593            2,763            8,995            14,009        11,803         12,038        10,839
EBITDA: 122,090      124,231       142,815       163,880       193,168      155,729       153,908      148,127
EBITDA Margin 9.5% 8.8% 9.4% 11.1% 13.8% 11.2% 12.5% 10.9%

Regulation G – Region EBITDA

REGION EBITDA:
$ Thousands
2010
Operating Income:
North America 73,050
EIMEA 16,544
Latin America 11,339
Asia Pacific 5,996
Total H.B. Fuller 106,929
Depreciation Expense:
North America 13,754
EIMEA 9,500
Latin America 4,288
Asia Pacific 2,820
Total H.B. Fuller 30,362
Amortization Expense:
North America 8,378
EIMEA 1,625
Latin America 203
Asia Pacific 633
Total H.B. Fuller 10,839
EBITDA:
North America 95,182
EIMEA 27,669
Latin America 15,830
Asia Pacific 9,449
Total H.B. Fuller 148,130

Regulation G – Region EBITDA %

REGION EBITDA:
$ Thousands 2010
Net Revenue:
North America      567,223
EIMEA      404,750
Latin America      229,319
Asia Pacific      154,868
Total H.B. Fuller 1,356,161
EBITDA:
North America        95,182
EIMEA        27,669
Latin America        15,830
Asia Pacific          9,449
Total H.B. Fuller      148,130
EBITDA Margin:
North America 16.8%
EIMEA 6.8%
Latin America 6.9%
Asia Pacific 6.1%
Total H.B. Fuller 10.9%

Regulation G–Pro Forma 2010 P&L
52 Weeks 2nd Quarter Adjusted 52 Weeks
Ended Product Line Exit Ended
November 27, 2010 Adjustments November 27, 2010
Net revenue 1,356,161 $                  - $                           1,356,161 $
Cost of sales (958,980) (1,831) (957,149)
Gross profit 397,181 (1,831) 399,012
Selling, general and administrative expenses (292,836) (752) (292,084)
Asset impairment charges (8,785) (8,785) -
Other income (expense), net 2,572 - 2,572
Interest expense (10,414) - (10,414)
Income before income taxes and income from equity
investments 87,718 (11,368) 99,086
Income taxes (25,307) 2,928 (28,235)
Income from equity investments 8,008 - 8,008
Net income including non-controlling interests 70,419 $                      (8,440) $                       78,859 $
Net (income) loss attributable to non-controlling
interests 458 - 458
Net income attributable to H.B. Fuller 70,877 $                      (8,440) $                       79,317 $
Basic income per common share attributable to H.B. Fuller 1.46 $                          (0.17) $                         1.63 $
Diluted income per common share attributable to H.B. Fuller 1.43 $                          (0.17) $                         1.60 $
Weighted-average H.B. Fuller common shares
outstanding:
Basic 48,599 48,599 48,599
Diluted 49,608 49,608 49,608

Regulation G – Selected Segment EBITDA

SEGMENT EBITDA:
2003 2004 2005 2006 2007 2008 2009 2010
Net Revenue:
North America Adhesives 473,888               491,382 535,474         509,283         469,797         451,647         416,678         445,029
EIMEA 219,521               240,416 272,221         295,671         311,359         290,837         265,206         301,096
Operating Income:
North America Adhesives 60,673                   57,717 68,542           74,683           64,368           55,963           69,200           70,391
EIMEA 6,608                         6,634 16,279           25,268           34,296           24,705           16,464           12,127
Depreciation and Amortization Expense:
North America Adhesives 13,373                   12,897 12,974           12,717           15,400           14,000           15,581           10,823
EIMEA 8,235                         9,168 9,231             7,967             7,421             7,145             7,656             7,299
EBITDA:
North America Adhesives 74,046          70,614          81,516           87,400           79,768           69,963           84,781           81,214
EIMEA 14,843          15,802          25,511           33,235           41,718           31,850           24,120           19,426
EBITDA Margin:
North America Adhesives 15.6% 14.4% 15.2% 17.2% 17.0% 15.5% 20.3% 18.2%
EIMEA 6.8% 6.6% 9.4% 11.2% 13.4% 11.0% 9.1% 6.5%
* All amounts regarding NAA are in $ thousands, except percentages and all amounts regarding EIMEA are in € thousands, except percentages.